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                                                                   Exhibit 10.15


                                SECOND AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

          Second Amendment dated as of October 17, 2003 to Revolving Credit Agreement (the "SECOND AMENDMENT"), by and among KEANE, INC., a Massachusetts corporation (the "BORROWER") and FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "LENDERS"), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2003 (as amended and in effect from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

          WHEREAS, the Borrower and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.     AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.
Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                         CALL ACQUISITION. Any acquisition by the Borrower made after the date the Cayman Contribution has been consummated of either
          (a) any of the equity interests of the Founders in Newco or (b) any of the equity interests of employees of Newco in Newco, which acquisition has been made pursuant to the terms of any stock restriction or similar agreement with any such employee.

                         CAYMAN AGREEMENT. That certain Stockholders Agreement dated October 17, 2003, among Newco, the Borrower and the Founders.

                         CAYMAN CONTRIBUTION. Those transactions or series of related transactions pursuant to which (a) the Borrower contributes to Newco (i) 100% of the equity interests the Borrower owns in Cayman Holdings; (ii) those assets of the Borrower's division known as Keane Consulting Group; and (iii) $4,250,000 in cash; and (b) the Founders contribute to Newco 100% of such Founders' equity interests in Cayman Holdings.

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                         CAYMAN HOLDINGS. Worldzen Holdings Limited, a company
          formed under the laws of the Cayman Islands and, after giving effect to the Cayman Contribution, a wholly-owned Subsidiary of Newco.

                         FOUNDERS. Collectively, Karen Powell and Sandeep Bhargava.

                         INITIAL CAYMAN ACQUISITION. The transaction or series of related transactions pursuant to which the Borrower purchases from the Investors 100% of the Investors' equity interest in Cayman Holdings (which equals 25% of all of the equity interests of Cayman Holdings immediately prior to giving effect to the Cayman Contribution).

                         INVESTORS. Collectively, Carlisle Asia Venture Partners II, L.P. and CAVP II Co-Investment, L.P.

                         NEWCO. Worldzen, Inc., a Delaware corporation.

                         PUT ACQUISITION. Any acquisition by the Borrower made after the date the Cayman Contribution has been consummated of either
          (a) any of the equity interests of the Founders in Newco or (b) any of the equity interests of employees of Newco in Newco, which acquisition has been made pursuant to the terms of any stock restriction or similar agreement with any such employee.

          SECTION 2.     AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT.
Section 7.19 of the Credit Agreement is hereby amended by inserting immediately after the words "Except as set forth on Schedule 7.19(b) hereto" which appear in
Section 7.19 the words "and except for the ownership of Newco and Newco's wholly-owned Subsidiaries".

          SECTION 3.     AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT.
Section 8 of the Credit Agreement is hereby amended as follows:

          (a) Section 8.14 of the Credit Agreement is hereby amended by (i) inserting immediately after the words "will cause each Domestic Subsidiary created, acquired or otherwise existing on or after the Closing Date" the words "other than Newco, but only so long as Newco is not a wholly-owned Subsidiary of the Borrower"; and (ii) inserting at the end of Section 8.14 the words "If, at any time after the date Newco has been created, Newco becomes a wholly-owned Subsidiary, the Borrower shall cause Newco to immediately become a Guarantor hereunder and comply with the provision of this Section 8.14.".

          (b) Section 8 is further amended by inserting immediately after Section 8.16 the following:

                         8.17. OWNERSHIP OF NEWCO. The Borrower will at all times own not less than 53% of capital stock of Newco and not less than 80% of the Voting Stock of Newco.

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          SECTION 4.     AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT.
Section 9 of the Credit Agreement is hereby amended as follows:

          (a) Section 9.1(h) of the Credit Agreement is hereby amended by deleting Section 9.1(h) in its entirety and restating it as follows:

                         (h) Indebtedness of (i) a Subsidiary which not a Guarantor (other than Newco) to the Borrower or a Guarantor so long as the aggregate amount of all such Indebtedness under this Section 9.1(h)(i) does not exceed $10,000,000 at any time; and (ii) Newco to the Borrower or a Guarantor consisting of an intercompany loan from the Borrower or such Guarantor to Newco so long as (1) the aggregate amount of such Indebtedness under this Section 9.1(h)(ii) does not exceed $5,000,000 at any time; (2) both before and after giving effect to such intercompany loan no Default or Event of Default has occurred and is continuing or would exist as a result thereof and (3) immediately prior to such Indebtedness being incurred the Borrower has provided the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the Borrower is in compliance with all of its financial covenants on a pro forma basis both before and after giving effect to such Indebtedness.

          (a) Section 9.3(f) of the Credit Agreement is hereby amended by deleting Section 9.3(f) in its entirety and restating it as follows:

                         (f) Investments consisting of (i) the Guaranty; (ii) Investments by the Borrower in Guarantors, so long as such Guarantors remain a Guarantor hereunder and a Subsidiary of the Borrower; (iii) the Investment by the Borrower in Newco after October 17, 2003 and prior to March 31, 2004 in an aggregate amount not to exceed $3,000,000 so long as (1) both before and after giving effect to such Investment no Default or Event of Default has occurred and is continuing or would exist as a result thereof and (2) immediately prior to making such Investment, the Borrower has provided the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the Borrower is in compliance with all of its financial covenants on a pro forma basis both before and after giving effect to such Investment; and (iv) an Investment by the Borrower with respect to the Indebtedness permitted by Section 9.1(h)(ii) so long as all the conditions set forth in Section 9.1(h)(ii) have been satisfied.

          (b) Section 9.5.1(c)(v) of the Credit Agreement is amended by deleting Section 9.5.1(c)(v) in its entirety and restating it as follows:

                         (v) in the event of a stock acquisition other than the Initial Cayman Acquisition, the Put Acquisition or the Call Acquisition, the Person so acquired shall become a wholly-owned Subsidiary of the Borrower and shall comply with the terms and conditions set forth in Section 8.14.

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          SECTION 5.     AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT.
Section 13.1(c) of the Credit Agreement is hereby amended by inserting immediately after the reference "Section 8.12" a comma and the reference to "Section 8.17".

          SECTION 6. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Administrative Agent receives a counterpart of this Second Amendment, executed by the Borrower, the Required Lenders and the Guarantors.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower.

          SECTION 8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guarantees) and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

          SECTION 9. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Administrative Agent or the Lenders consequent thereon.

          SECTION 10. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          SECTION 11. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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          IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.


                              KEANE, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer


                              FLEET NATIONAL BANK


                              By: /s/ John Desmond
                                  ----------------
                                    John Desmond
                                    Director

                              KEY CORPORATE CAPITAL INC.


                              By: /s/ Jeff Kalinowski
                                   ------------------
                                    Jeff Kalinowski
                                    Vice President

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                            RATIFICATION OF GUARANTY

          Each of the undersigned guarantors (the "GUARANTORS") hereby acknowledges and consents to the foregoing Second Amendment as of October 17, 2003, and agrees that the Guaranty dated as of February 28, 2003 from each Guarantor to the Administrative Agent and each Lender remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.


                              DATASKILLS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE FEDERAL SYSTEMS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE SECURITIES CORPORATION


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE TECH, LLC
                              BY:  KEANE, INC., ITS MEMBER AND MANAGER


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer

                              KEANE BUSINESS TRUST


                              By: /s/ Brian T. Keane
                                  ------------------
                                    Brian T. Keane, Trustee

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                                       -7-

                              KEANE CARE, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE SERVICE COMPANY


                              By: /s/ Francis M. Cleary
                                  ---------------------
                                    Francis M. Cleary, Assistant Treasurer


                              KEANE INDIA HOLDINGS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer